Exhibit 10.4

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 26, 2023 (this “Fourth Amendment”), is entered into by and among Boxlight Corporation, a Nevada corporation (the “Borrower”), each Subsidiary of the Borrower listed as a “Guarantor” on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), the financial institutions party hereto as Lenders and Whitehawk Capital Partners, LP (“Whitehawk Capital”), as the Administrative Agent.

WHEREAS, the Borrower, the Lenders, the Collateral Agent and the Administrative Agent are party to that certain Credit Agreement, dated as of December 31, 2021 ((a) as amendment by the First Amendment to Credit Agreement dated as of April 4, 2022, (b) as amendment by the Second Amendment to Credit Agreement dated as of June 21, 2022, (c) as amendment by the Third Amendment to Credit Agreement dated as of April 24, 2023 and (d) as further amended, restated, supplemented or modified, the “Credit Agreement”; all capitalized terms defined in the Credit Agreement and not otherwise defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby).

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Fourth Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.

AMENDMENTS

Subject to the satisfaction of the conditions set forth in Section 2 hereof and in reliance on the representations and warranties of the Loan Parties set forth in this Fourth Amendment and in the Credit Agreement, in accordance with Section 10.01 of the Credit Agreement, the Borrower, Holdings, Administrative Agent and each of the Lenders hereby agree that the Credit Agreement is amended and modified as follows:

(a)Existing definitions:

(i)The defined term “Applicable Margin” in the Credit Agreement is amended by deleting each reference to “LIBOR Rate Loan” in their entirety and replacing such reference to “SOFR Loan”.

(ii)The defined term “Business Day” in the Credit Agreement is amended and restated to read as follows:

“Business Day” means (a) any day excluding Saturday, Sunday and any day which is a legal holiday under the Laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by Law or other governmental action to close and (b) with respect to all notices, determinations, fundings and payments in connection with Term SOFR or any SOFR Loans, the term “Business Day” shall mean any day which is a Business Day described in clause (i) and which is also a U.S. Government Securities Business Day.

(iii)The defined term “Interest Period” in the Credit Agreement is amended by deleting each reference to “LIBOR Rate Loan” in their entirety and replacing such reference to “SOFR Loan”.

(iv)The defined term “Reference Rate” in the Credit Agreement is amended by deleting each reference to “LIBOR Rate” in their entirety and replacing such reference to “Daily Simple SOFR”.

(v)The following definitions shall be deleted in their entirety from the Credit Agreement:

“LIBOR”, “LIBOR Deadline”, “LIBOR Notice”, “LIBOR Option”, “LIBOR Rate”, “LIBOR Rate Loan”, “Reserve Percentage”.

(b)New Definitions:  As used herein, the following terms shall have the following meanings given to them below, and the Credit Agreement and the other Loan Documents are hereby amended to include the following in alphabetical order:

(i)“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.11.

(ii)“Base Rate Term SOFR Determination Day” as defined in the definition of “Term SOFR”.

(iii)“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.11.

(iv)“Benchmark Replacement” means with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(a)        the sum of: (i) Daily Simple SOFR, and (ii) 0.11448%; or

(b)       the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment.

If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for all the purposes of the Credit Documents

(v)“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.

(vi)“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a)        in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or

(b)       in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

(vii)“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)        a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such

Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof),

(b)        a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or

(c)       a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

(viii)“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.11 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.11.

(ix)“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.18(c) and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents).

(x)“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

(xi)“Floor” means 1%, per annum.

(xii)“Fourth Amendment” means the Fourth Amendment to this Agreement dated as of June [__], 2023.

(xiii)“Fourth Amendment Effective Date” has the meaning specified therefor in the Fourth Amendment.

(xiv)“Periodic Term SOFR Determination Day” as defined in the definition of “Term SOFR”.

(xv)“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

(xvi)“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

(xvii)“SOFR Borrowing” means, as to any borrowing of Loans, the SOFR Loans comprising such Borrowing.

(xviii)“SOFR Deadline” has the meaning specified therefor in Section 2.11(a).

(xix)“SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR, other than pursuant to clause (iii) of the definition of “Base Rate”.

(xx)“SOFR Notice” has the meaning specified therefor in Section 2.11(a).

(xxi)“Term SOFR” means,

(a)	for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day

(such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b)

for any calculation with respect to an Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day.

(xxii)“Term SOFR Adjustment” means (a) for any calculation with respect to a SOFR Loan with an Interest Period of three months, 0.26161%, and (b) for any calculation with respect to a Base Rate Loan, 0.11448%.1

(xxiii)“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

(xxiv)“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

(xxv)“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

[1]	These are the ARRC/ISDA recommended spread adjustments.

(c)The following new Section 1.06 is hereby added to the Credit Agreement immediately following the end of Section 1.05 of the Credit Agreement:

“Rates.  The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to Base Rate, the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes.  The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Base Rate, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower.  The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.”

(d)Each of Sections 2.02(a) and 4.01(a) of the Credit Agreement is hereby amended by deleting the reference to “LIBOR Rate Loan” in its entirety and replacing it with the reference to “SOFR Loan”.

(e)Section 2.04(a) of the Credit Agreement is hereby amended and restated to read as follows:

Term Loans.  Subject to the terms of this Agreement, at the option of the Borrower, the Term Loan or any portion thereof shall be either a Reference Rate Loan or a SOFR Loan.  Each portion of the Term Loan that is a (i) Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Term Loan until repaid, at a rate per annum equal to the sum of (x) the Reference Rate plus (ii) the Applicable Margin, and (ii) each portion of the Term Loan that is a SOFR Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Term Loan until repaid, at a rate per annum equal to the sum of (x) Term SOFR for the Interest Period in effect for the Term Loan (or such portion thereof) plus (y) Term SOFR Adjustment for the Interest Period in effect for the Term Loan (or such portion thereof) plus (z) the Applicable Margin.

(f)The following new Section 2.04(e) is hereby added to the Credit Agreement immediately following the end of Section 2.04(d) of the Credit Agreement:

“Term SOFR Conforming Changes.  In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document.  The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.”

(g)Section 2.10(a) is hereby amended and restated to read as follows:

If on or prior to the first day of any Interest Period for any SOFR Loan:

(i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof, or

(ii) the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, then in case of clause (i) or clause (b) of this Section 2.10(a), the Administrative Agent will promptly so notify the Borrower and each Lender.  Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans or to convert Reference Rate Loans to SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice.  Upon receipt of such notice, (x) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Reference Rate Loans in the amount specified therein and (y) any outstanding affected SOFR Loans will be deemed to have been converted into Reference Rate Loans at the end of the applicable Interest Period.  Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.12. Subject to Section 2.11, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Reference Rate Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Reference Rate” until the Administrative Agent revokes such determination.

(h)Section 2.10(b) of the Credit Agreement is hereby amended by (i) deleting the reference to “LIBOR Rate Loan” in its entirety and replacing it with the reference to “SOFR Loan”, (ii) deleting each reference to “LIBOR Rate” in its entirety and replacing it with a reference to “Term SOFR” and (iii) deleting each reference to “LIBOR Option” and replacing it with a reference to “SOFR Option”.

(i)Section 2.11(a), (b) and (c) of the Credit Agreement is hereby amended by (i) deleting the reference to “LIBOR Rate Loan” in its entirety and replacing it with the reference to “SOFR Loan”, (ii) deleting each reference to “LIBOR Rate” in its entirety and replacing it with a reference to “Term SOFR”, (iii) deleting each reference to “LIBOR Deadline” and replacing it with a reference to “SOFR Deadline, (iv) deleting each reference to “LIBOR Notice” and replacing it with a reference to “SOFR Notice” and (iii) deleting each reference to “LIBOR Option” and replacing it with a reference to “SOFR Option”.

(j)Section 2.11(d) is hereby amended and restated to read as follows:

“Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.  If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis.”

(k)Section 2.11(e) is hereby amended and restated to read as follows:

“Benchmark Replacement Conforming Changes.  In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.”

(l)Section 2.11(f) is hereby amended and restated to read as follows:

“Notices; Standards for Decisions and Determinations.  The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.11(g) and (y) the commencement of any Benchmark Unavailability Period.  Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.11, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.11.”

(m)Section 2.11(g) is hereby amended and restated to read as follows.

“Unavailability of Tenor of Benchmark.  Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.”

(n)The following new Section 2.11(h) is hereby added to the Credit Agreement immediately following the end of Section 2.11(g) of the Credit Agreement:

“Benchmark Unavailability Period.  Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Reference Rate Loans.  During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Reference Rate.”

(o)Section 2.12 of the Credit Agreement is hereby amended by (i) deleting the reference to “LIBOR Rate Loan” in its entirety and replacing it with the reference to “SOFR Loan”, (ii) deleting each reference to “LIBOR Rate” in its entirety and replacing it with a reference to “Term SOFR”, (iii) deleting each reference to “LIBOR Option” and replacing it with a reference to “SOFR Option” and (iv) deleting each reference to “LIBOR Notice” and replacing it with a reference to “SOFR Notice”.

(p)Exhibit G to the Credit Agreement is hereby amended by (i) deleting each reference to “LIBOR Notice” in its entirety and replacing it with a reference to “SOFR Notice”, (ii) deleting each reference to “LIBOR Rate Loan” in its entirety and replacing it with a reference to “SOFR Loan” and (iii) deleting each reference to “LIBOR Rate” in its entirety and replacing it with a reference to “Daily Simple SOFR”.

Notwithstanding the foregoing, all outstanding LIBOR Rate Loan (as defined in the Credit Agreement immediately prior to the Fourth Amendment Effective Date (such Credit Agreement, the “Existing Credit Agreement”)) immediately prior to the Fourth Amendment Effective Date (the “Existing LIBOR Rate Loans”) shall continue at the LIBOR Rate (as defined in the Existing Credit Agreement) plus the Applicable Margin (as defined in the Existing Credit Agreement) until the last day of the Interest Period (as defined in the Existing Credit Agreement) currently applicable to such outstanding LIBOR Rate Loans.  Upon the expiration of each such Interest Period, each Existing LIBOR Rate Loan shall automatically convert to a SOFR Loan for the Interest Period specified in the Credit Agreement.  Notwithstanding this Fourth Amendment above, the terms of the Existing Credit Agreement in respect of the calculation, payment and administration of the Existing LIBOR Rate Loans shall remain in effect from and after the Fourth Amendment Effective Date until the conversion of such Loans, as applicable, to SOFR Loan in accordance with this paragraph, in each case, solely for purposes of making, and the administration of, interest payments on the LIBOR Rate Loans.  This paragraph shall be deemed to constitute a notice of SOFR Option pursuant to Section 2.11(a) of the Credit Agreement.

SECTION 2.

CONDITIONS TO EFFECTIVENESS

This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) on which the following conditions are satisfied, in each case, in form and substance reasonably satisfactory to the Administrative Agent:

(a)	the Administrative Agent shall have received one or more counterparts of this Fourth Amendment executed by the Borrower, each Guarantor, the Lenders and the Administrative Agent;

(b)no Default or Event of Default shall exist;

(c)the representations and warranties of the Borrower and the Guarantors contained in this Fourth Amendment shall be true and correct in all material respects (in each case, without duplication of any materiality qualifier contained herein or therein, as applicable) on and as of the date hereof, as though made on such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (in each case, without duplication of any materiality qualifier contained herein or therein, as applicable); and

(d)all outstanding fees and expenses payable to the Administrative Agent, any Lender and/or any of their respective Affiliates and legal counsel for which invoices have been provided to the Administrative Borrower shall have been paid.

SECTION 3.

LIMITATION ON SCOPE

All of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein and, except to the extent specifically provided for herein, shall not be deemed to be waivers of, amendments of, consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Borrower or any other Loan Party requiring the consent of the Administrative Agent or any Lender.  The Administrative Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrower or any other Loan Party for any existing or future Defaults or Events of Default (other than the Specified Defaults, as waived herein).

SECTION 4.

REAFFIRMATION

Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as an accommodation party or a guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed any of the Obligations, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  Each of the Loan Parties hereby consents to this Fourth Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.  The execution of this Fourth Amendment shall not serve to effect a novation of the Obligations or, except to the extent specifically provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender or constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.

RELEASE OF CLAIMS

In consideration of the Administrative Agent’s and each Lender’s agreements contained in this Fourth Amendment, each Loan Party hereby irrevocably releases and forever discharges the Administrative Agent, the Collateral Agent, each Lender and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against such Released Person which relates, directly or indirectly, to any acts or omissions of any Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

SECTION 6.

MISCELLANEOUS

(a)Representations and Warranties.  Each Loan Party hereby represents and warrants that:

(i)

this Fourth Amendment has been duly authorized and executed by such Loan Party, and the Credit Agreement, as modified by this Fourth Amendment, is the legal, valid and binding obligation of the Borrower and each other Loan Party that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;

(ii)

the representations and warranties in the Credit Agreement and the other Loan Documents are true and correct in all material respects (in each case, without duplication of any materiality qualifier contained herein or therein, as applicable) on and as of the date hereof, as though made on such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (in each case, without duplication of any materiality qualifier contained herein or therein, as applicable); and

(iii)	no Default or Event of Default has occurred and is continuing after giving effect to this Fourth Amendment.

(b)References.  All references in the Loan Documents to the “Credit Agreement” and in the Credit Agreement as modified hereby to “this Agreement,” “hereof,” “herein” or the like shall mean and refer to the Credit Agreement as modified by this Fourth Amendment (as well as by all subsequent amendments, restatements, supplements and other modifications thereof).

(c)Incorporation by Reference; Loan Document.  Each of the following provisions of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this Fourth Amendment”: Section 12.01 (Notices), Section 12.06 (Severability), Section 12.07 (Governing Law),, Section 12.10 (Jurisdiction, Service of Process and Venue), Section 12.11 (Waiver of Jury Trial), Section 12.13 (No Party Deemed Drafter), Section 12.15 (Indemnification), Section 12.16 (Governing Law Attorney), Section 12.22 (Integration), and Section 12.25 (Electronic Signatures).  This Fourth Amendment is a Loan Document and is subject to and has the benefit of all provisions in the Credit Agreement applicable to Loan Documents.

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WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWER:

BOXLIGHT CORPORATION

By:	/s/ Michael Pope
Name: Michael Pope
Title: Chief Executive Officer

GUARANTORS:

Boxlight, Inc.,
a Washington corporation

By:	/s/ Michael Pope
Name: Michael Pope
Title: Chief Executive Officer

EOSEDU LLC,
an Arizona limited liability company

By:	/s/ Michael Pope
Name: Michael Pope
Title: Chief Executive Officer

Boxlight Group Limited
a Northern Ireland company

By:	/s/ Michael Pope
Name: Michael Pope
Title: Chief Executive Officer

[Fourth Amendment to Credit Agreement]

EXECUTED as a DEED by Sahara Holdings
Limited, acting by two directors:

/s/ Michael Pope
Name: Michael Pope
Title: Chief Executive Officer

/s/ Mark Starkey
Name: Mark Starkey
Title: President

Sahara Presentation Systems, Inc.,
a Delaware corporation

By:	/s/ Michael Pope
Name: Michael Pope
Title: Chief Executive Officer

EXECUTED as a DEED by Sahara Presentation
Systems Ltd, acting by two directors:

/s/ Michael Pope
Name: Michael Pope
Title: Chief Executive Officer

/s/ Mark Starkey
Name: Mark Starkey
Title: President

Clevertouch B.V.,
a Netherlands limited liability company (besloten vennootschap met beperkte aansprakelijkheid)

By:	/s/ Michael Pope
Name: Michael Pope
Title: Chief Executive Officer

[Fourth Amendment to Credit Agreement]

Sahara Presentation Systems Europe BV
a Belgium company

By:	/s/ Michael Pope
Name: Michael Pope
Title: Chief Executive Officer

FrontRow Calypso, LLC
a Delaware limited liability company

By:	/s/ Michael Pope
Name: Michael Pope
Title: Chief Executive Officer

[Fourth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

WHITEHAWK CAPITAL PARTNERS, LP,
as the Administrative Agent

By:	/s/ Robert A. Louzan
Name: Robert A. Louzan
Title: Authorized Signatory

WHITEHAWK CAPITAL FINANCE LLC, as a Lender

By:	/s/ Robert A. Louzan
Name: Robert A. Louzan
Title: Authorized Signatory

[Fourth Amendment to Credit Agreement]